THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUSES (MAY 1, 2017)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE LIFE

VARIABLE COMPLIFE®

VARIABLE JOINT LIFE

VARIABLE EXECUTIVE LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

CUSTOM VARIABLE UNIVERSAL LIFE

EXECUTIVE VARIABLE UNIVERSAL LIFE

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This Supplement amends certain information contained in the Prospectuses referenced above.

Effective as of March 1, 2018, in the section titled “The Funds – Russell Investment Funds”, the following row is amended to read as follows:

Portfolio	Investment Objective
Strategic Bond Fund	Provide total return

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated February 26, 2018.